Subsequent events	12 Months Ended
Dec. 31, 2018
Disclosure Text Block
Subsequent Events

Note 42 ─ Subsequent events

On February 28, 2019, the Corporation entered into an accelerated share repurchase transaction of $250 million with respect to its common stock, which was accounted for as a treasury stock transaction. Accordingly, as a result of the receipt of the initial shares, the Corporation recognized in shareholders’ equity approximately $200 million in treasury stock and $50 million as a reduction of capital surplus. The Corporation expects to further adjust its treasury stock and capital surplus accounts to reflect the delivery or receipt of cash or shares upon the termination of the ASR agreement, which will depend on the average price of the Corporation’s shares during the term of the ASR.